Trade and Other Payables	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Trade and Other Payables

		UNITED STATES DOLLAR
		2019	2018 Restated 1	2017 Restated 1
27.	TRADE AND OTHER PAYABLES
	Trade payables	138.1	60.4	105.4
	Accruals and other payables	195.4	236.7	238.8
	Payroll payables	36.8	44.3	51.7
	Gold and foreign exchange derivative contracts 2	127.6	22.6	3.3
	Leave pay accrual	44.7	43.0	42.5
	Interest payable on loans	11.5	10.5	10.2
	Damang - contract termination 3	40.3	—	11.2

	Total trade and other payables	594.4	417.5	463.1

1	Refer note 42.
2
Comprises US$78.3 million (2018: US$12.3 million) relating to Australian gold derivative contracts, US$12.6 million (2018: US$1.6 million) relating to gold derivative contracts at South Deep, US$36.4 million (2018: US$nil) relating to the gold derivative contracts at Ghana and US$0.3 million (2018: US$8.7 million) relating to Australian foreign exchange derivative contracts. Refer note 38 for further details.

3	Refer note 12.2 for further details.